EQUITY LIFESTYLE PROPERTIES, INC. AMENDMENT NO. 1 TO EQUITY DISTRIBUTION AGREEMENT April 29, 2021

AMENDMENT NO. 1 TO EQUITY DISTRIBUTION AGREEMENT This AMENDMENT NO. 1, dated as of the 29th day of April, 2021 (the “Amendment No. 1”), is entered into by and among Equity LifeStyle Properties, Inc., a Maryland corporation (the “Company”), and MHC Operating Limited Partnership, an Illinois limited partnership (the “Operating Partnership,” and together with the Company, the “Transaction Entities”), and [___________] (the “Agent”), as agent, with respect to that certain Equity Distribution Agreement, dated July 30, 2020 (the “Agreement”). W I T N E S S E T H: WHEREAS, the parties hereto are parties to the Agreement; WHEREAS, the Transaction Entities and the Agent wish to amend the Agreement by replacing the second sentence of the second paragraph of “Section 1–Description of Securities” to refer to the prospectus supplement, dated July 30, 2020, as amended by Amendment No. 1 thereto, dated April 29, 2021, such amendment with effect on and after the date hereof (the “Effective Date”); WHEREAS, the Transaction Entities and the Agent wish to amend the Agreement by (i) adding to each of Section 7(p) and Section 9(d) of the Agreement the requirement of the delivery of a legal opinion and a negative assurance letter by Morrison & Foerster LLP, corporate counsel to the Company, in addition to a tax opinion letter by Clifford Chance US LLP, tax counsel for the Company and (ii) adding to Section 13 of the Agreement the requirement of Morrison & Foerster LLP receiving a copy of all notices and other communications addressed to the Transaction Entities under the Agreement. WHEREAS, this Amendment No. 1 shall constitute an amendment to the Agreement, which shall remain in full force and effect as amended by this Amendment. NOW, THEREFORE, in consideration of the mutual agreement to amend the Agreement, the parties hereto, intending legally to be bound, hereby amend and modify the Agreement as of the Effective Date as follows: Section 1. Definitions. Unless otherwise specified herein, capitalized terms used herein shall have the respective meanings assigned thereto in the Agreement. Section 2. Representation and Warranty. (a) The Transaction Entities represent and warrant to the Agent that this Amendment No. 1 has been duly authorized, executed and delivered by the Transaction Entities. Section 3. Amendment of the Agreement. On and after the Effective Date, the second sentence of the second paragraph of Section 1 of the Agreement shall be deleted in its entirety and replaced by the following sentence: “The Company has prepared a prospectus supplement specifically relating to the Securities dated July 30, 2020, as amended by Amendment No. 1 thereto, dated April 29, 2021 (as amended, the “Prospectus Supplement”) to the base prospectus included as part of such automatic shelf registration statement.” On and after the Effective Date, Section 7(p) of the Agreement shall be deleted in its entirety and Section 7(p) shall be added to the Agreement as follows: (p) Company Counsel Legal Opinion. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, as soon as practicable and in no event later than three (3) Trading Days after each Representation Date with respect to which the Company is obligated to deliver a certificate substantially similar to the form attached hereto as Exhibit E for which no waiver is applicable, the Company shall cause to be furnished to [___________] the written opinion of Morrison Foerster LLP (“Company Counsel”) and the written tax opinion of Clifford Chance US LLP (“Tax Counsel”), or other counsel satisfactory to [___________], in form and substance reasonably satisfactory to [___________] and its counsel, dated the date that the opinion is required to be delivered, substantially similar to the form attached hereto as Exhibit D-1 and a negative assurance letter of Company Counsel, or other counsel satisfactory to [___________], in form and substance reasonably satisfactory to [___________] and its counsel, dated the date that the negative assurance letter is required to be delivered, substantially similar to the form attached hereto as Exhibit D-2, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinions and negative assurance letters for subsequent Representation Dates, any such counsel may furnish [___________] with a letter (a “Reliance Letter”) to the effect that [___________] may rely on a prior opinion or negative assurance letter delivered under this Section 7(p) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion or negative assurance letter shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date). In rendering such opinion and negative assurance letter, such counsel may rely as to matters of fact, to the extent it deems proper, on certificates of responsible officers of the Company or the general partner of the Operating Partnership and public officials. Such opinion shall also cover any amendments or supplements thereto.” On and after the Effective Date, Section 9(d) of the Agreement shall be deleted in its entirety and Section 9(d) shall be added to the Agreement as follows: (d) Opinion of Counsel for Company. [___________] shall have received the favorable opinion and negative assurance letter of Company Counsel and the favorable opinion of Tax Counsel, required to be delivered pursuant to Section 7(p) on or before the date on which such delivery of such opinion is required pursuant to Section 7(p). Furthermore, [___________] shall have received the favorable tax opinions, required to 2 be delivered pursuant to Section 7(p) on or before the date on which such delivery of such opinion is required pursuant to Section 7(p).” On and after the Effective Date, Section 13 of the Agreement shall be deleted in its entirety and Section 13 shall be added to the Agreement as follows: SECTION 13. Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to [___________] shall be directed to [___________] at, [___________], Attention: [___________], with a copy to [___________]; notices to the Transaction Entities shall be directed to them at Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606, Attention: [___________] (email: [___________], facsimile: [___________]), [___________] (email: [___________], facsimile: [___________]), [___________] (email: [___________], facsimile: [___________]) and [___________] (email: [___________], facsimile: [___________]), with a copy, which shall not constitute notice, to Morrison & Foerster LLP, 250 West 55th Street, New York, New York 10019, Attention: [___________]. Section 4. Governing Law. This Amendment No. 1 and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. [SIGNATURE PAGES FOLLOW] 3

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Transaction Entities a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Agents and the Transaction Entities in accordance with its terms. Very truly yours, EQUITY LIFESTYLE PROPERTIES, INC. By Name: Title: MHC OPERATING LIMITED PARTNERSHIP By: Equity Lifestyle Properties, Inc., its general partner, on behalf of the Operating Partnership By Name: Title: CONFIRMED AND ACCEPTED, AS OF THE DATE FIRST ABOVE WRITTEN: [________________] By:_ Name: Title: Signature Page to Amendment No. 1 to ELS ATM Distribution Agreement